Prospectus Supplement
John Hancock Funds II
Global Equity Fund (the fund)
Supplement dated September 25, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on September 23-25, 2025, the Trust’s Board of Trustees approved a change to add an additional benchmark that more closely correlates with the fund’s investments, effective as of October 1, 2025 (the Effective Date).
In connection with the change described above, the paragraph below under the heading “Past performance” is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The MSCI World Value Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time, or 888-972-8696 (Class I, Class R2, Class R4 and Class R6) between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days.
Additionally, as of the Effective Date, the “Average annual total returns” table under the heading “Past performance” is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2023	1 year	5 year	10 year
Class A (before tax)	13.28	10.25	6.44
after tax on distributions	12.59	8.53	4.93
after tax on distributions, with sale	8.35	7.94	4.84
Class C	17.49	10.60	6.33
Class I	19.64	11.70	7.30
Class R2	19.26	11.28	6.95
Class R4	19.53	11.64	7.21
Class R6	19.78	11.82	7.36
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	23.79	12.80	8.60
MSCI World Value Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	11.51	8.87	5.89
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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